SUBSIDIARIES OF LINDE PLC
Linde plc and Subsidiaries
EXHIBIT 21.01

The following is a list of the Linde plc's subsidiaries as of December 31, 2023.

Linde plc Subsidiaries	Place of Incorporation
10 Riverview Drive LLC	Delaware
AB Held	Sweden
AFRICAN OXYGEN (PTY) LTD	South Africa
AFRICAN WELDING COMPANY (Pty) Ltd	South Africa
AFROX - África Oxigénio, Limitada	Angola
AFROX (LESOTHO) (PTY) LTD	Lesotho
AFROX (PROPRIETARY) LIMITED	South Africa
AFROX AFRICAN INVESTMENTS (PTY) LIMITED	South Africa
AFROX ESWATINI (PROPRIETARY) LIMITED	Eswatini
AFROX GAS & ENGINEERING SUPPLIES (BOTSWANA) (PTY) LIMITED	Botswana
AFROX INTERNATIONAL LIMITED	Mauritius
Afrox Malawi Limited	Malawi
Afrox Moçambique, Limitada	Mozambique
AFROX PROPERTIES (PTY) LIMITED	South Africa
AFROX ZAMBIA LIMITED	Zambia
Agatronic AB	Sweden
Agua y Gas de Sillunchi S.A.	Ecuador
AHP Alliance of Columbia	South Carolina
AHP Delmarva, LLP	Maryland
AHP Home Care Alliance of Gainesville	Florida
AHP Home Care Alliance of Tennessee	Tennessee
AHP Home Care Alliance of Virginia	Virginia
AHP Home Medical Equipment Partnership of Texas	Texas
AHP Knoxville Partnership	Tennessee
AHP-MHR Home Care, LLP	Nebraska
AIRCO PROPERTIES INC	Delaware
ALBOC (JERSEY) LIMITED	Jersey
ALPHA RESPIRATORY INC.	Delaware
AMALGAMATED GAS AND WELDING (PTY) LIMITED	South Africa
AMALGAMATED WELDING AND CUTTING HOLDINGS (PROPRIETARY) LIMITED	South Africa
American HomePatient Arkansas Ventures, Inc.	Delaware
American HomePatient of Kingstree, LLC	South Carolina
American HomePatient of New York, Inc.	New York
American HomePatient of Sanford, LLC	North Carolina
American HomePatient of Texas, LLC	Texas
American HomePatient of Unifour, LLC	North Carolina
American HomePatient Tennessee Ventures, Inc.	Delaware
American HomePatient Ventures, Inc.	Tennessee
AMERICAN HOMEPATIENT, INC.	Delaware
American HomePatient, Inc.	Tennessee
American HomePatient, Inc. (f/k/a AHP NV Corp.)	Nevada
Anhui JuLan Industrial Gases Co., Ltd.	China

AS Linde Gas	Estonia
ASIA UNION ELECTRONIC CHEMICALS - RENO, INC.	Nevada
AUECC Shanghai (Baoshan) Co. Ltd.	China
AUECC Shanghai (Fengxian) Co. Ltd.	China
Augusta Company Limited	Thailand
AUSCOM HOLDINGS PTY LIMITED	New South Wales
AWCE (PROPRIETARY) LIMITED	South Africa
B.V. Nederlandse Pijpleidingmaatschappij	Netherlands
Baptist Ventures - AHP Homecare Alliance of Montgomery	Alabama
Beijing Praxair Huashi Carbon Dioxide Co., Ltd.	China
Beijing Praxair, Inc.	China
Blue Ridge Home Care	North Carolina
BOC (PHILS.) HOLDINGS, INC.	Philippines
BOC (TRADING) LIMITED	Ireland
BOC AIP Limited Partnership	New South Wales
BOC Australia Pty Limited	New South Wales
BOC AUSTRALIAN FINANCE LIMITED	Jersey
BOC CHILE HOLDINGS LIMITED	United Kingdom
BOC CUSTOMER ENGINEERING PTY LTD	New South Wales
BOC de Chile S.A.	Chile
BOC DISTRIBUTION SERVICES LIMITED	United Kingdom
BOC Europe Holdings B.V.	Netherlands
BOC GASES ARUBA N.V.	Aruba
BOC GASES FINANCE LIMITED	New South Wales
BOC GASES IRELAND HOLDINGS LIMITED	Ireland
BOC Gases Ireland Limited	Ireland
BOC GASES LIMITED	United Kingdom
BOC GASES MOZAMBIQUE LIMITED	Mozambique
BOC GASES SOLOMON ISLANDS LIMITED	Solomon Islands
BOC GIST INC	Philippines
BOC GROUP PTY LIMITED	New South Wales
BOC HEALTHCARE LIMITED	United Kingdom
BOC HELEX	United Kingdom
BOC HOLDINGS	United Kingdom
BOC Intressenter AB	Sweden
BOC INVESTMENT HOLDING COMPANY (IRELAND) LIMITED	Ireland
BOC INVESTMENT HOLDINGS LIMITED	United Kingdom
BOC Investments Ireland Unlimited Company	Ireland
BOC INVESTMENTS NO.1 LIMITED	United Kingdom
BOC INVESTMENTS NO.5	United Kingdom
BOC INVESTMENTS NO.7	United Kingdom
BOC JAPAN	United Kingdom
BOC Kenya plc	Kenya
BOC KOREA HOLDINGS LIMITED	United Kingdom
BOC LIENHWA (BVI) HOLDING Co., Ltd.	British Virgin Islands
BOC LIMITED	United Kingdom
BOC Limited (Australia)	New South Wales
BOC LIMITED (New Zealand)	New Zealand
BOC NETHERLANDS HOLDINGS LIMITED	United Kingdom

BOC NEW ZEALAND HOLDINGS LIMITED	New Zealand
BOC NOMINEES LIMITED	United Kingdom
BOC Papua New Guinea Limited	Papua New Guinea
BOC PENSION SCHEME TRUSTEES LIMITED	United Kingdom
BOC PENSIONS LIMITED	United Kingdom
BOC PREFERENCE LIMITED	Jersey
BOC RETIREMENT BENEFITS SCHEME TRUSTEES LIMITED	United Kingdom
BOC RSP TRUSTEES LIMITED	United Kingdom
BOC Tanzania Limited	Tanzania, the United Republic of
BOC Uganda Limited	Uganda
BOCLH Industrial Gases (Chengdu) Co., Ltd	China
BOCLH Industrial Gases (DaLian) Co., Ltd.	China
BOCLH Industrial Gases (Shanghai) Co., Ltd.	China
BOCLH Industrial Gases (Songjiang) Co., Ltd.	China
BOCLH Industrial Gases (Suzhou) Co., Ltd.	China
BOCLH Industrial Gases (Waigaoqiao) Co., Ltd. (aka CONFEDERATE TRADING (SHANGHAI) COMPANY LIMITED)	China
BOCLH Industrial Gases (Xiamen) Co., Ltd.	China
BOGGY CREEK PTY LIMITED	New South Wales
BOTSWANA OXYGEN COMPANY (PTY) LIMITED	Botswana
BOTSWANA STEEL ENGINEERING (PTY) LIMITED	Botswana
BRITISH INDUSTRIAL GASES LIMITED	United Kingdom
BRITISH OXYGEN (HONG KONG) LIMITED	Hong Kong
Cap2U GmbH	Germany
CARING RESPONDERS LLC	Delaware
Catholic Health Home Respiratory, LLC	New York
Ceylon Oxygen Ltd.	Sri Lanka
CIGC CORPORATION	Philippines
Coastal Home Care	South Carolina
Commercium Immobilien- und Beteiligungs-GmbH	Germany
Compañía de Nitrógeno de Cantarell, S.A. de C.V.	Mexico
Comprehensive Sleep Solutions, LLC	Arizona
CONVACARE SERVICES, INC.	Indiana
COOPER CRYOSERVICE LIMITED	Ireland
CPAP SUPPLY USA LLC	Delaware
CRYO INDUSTRIAL GASES, INC.	Philippines
Cryostar Cryogenic Equipments (Hangzhou) Co. Ltd.	China
Cryostar do Brasil Equipamentos Rotativos & Criogenicos Ltda.	Brazil
CRYOSTAR LIMITED	United Kingdom
CRYOSTAR SAS	France
Cryostar Singapore Pte Ltd	Singapore
Cryostar USA LLC	Delaware
Dablioeme Participacoes Societarias Ltda.	Brazil
DAVAO OXYGEN CORPORATION	Philippines
Designated Companies, Inc.	New York
Distribuciones Invegas S.C.A.	Venezuela
DME Supply USA, LLC	Delaware
EFFECTECH LIMITED	England & Wales
EHVIL DISSENTIENTS LIMITED	United Kingdom
ELGAS AUTOGAS PTY LIMITED	New South Wales

ELGAS LIMITED	New Zealand
ELGAS LIMITED	New South Wales
ELGAS RETICULATION PTY LIMITED	New South Wales
Eurogaz-Gdynia Sp. z o.o.	Poland
EXPRESS INDUSTRIAL & WELDING SUPPLIES LIMITED	United Kingdom
Famex Comercio Atacadista de Gas Carbonico Ltda.	Brazil
FLUOROGAS LIMITED	United Kingdom
Food Service Logistics Limited	England & Wales
FOOD SERVICE LOGISTICS LLC	Delaware
Founders Healthcare L.L.C.	Arizona
FUTURE INDUSTRIAL AND WELDING SUPPLIES LTD.	United Kingdom
Fuzhou Linde Lienhwa Gases Co., Ltd	China
G.L BAKER (TRANSPORT) LIMITED	United Kingdom
GAFFNEY INDUSTRIAL & WELDING SUPPLIES LTD	United Kingdom
Gama Gases Especiais Ltda.	Brazil
GAS & GEAR LIMITED	United Kingdom
Gas & More GmbH	Germany
Gases de Ensenada S.A.	Argentina
Gases Tachira S.A. (In Liquidation)	Venezuela
GI/LINDE ALGERIE SPA	Algeria
Gist Holding B.V.	Netherlands
GNL Gemini Comercializacao e Logistica de Gas Ltda.	Brazil
GRANDPLAINS PROPERTIES, INC.	Philippines
Great Lakes Street, Inc.	Delaware
Guangdong Shaogang Linde Gas Co., Ltd.	China
HANDIGAS (BOTSWANA) (PTY) LIMITED	Botswana
HANDIGAS LIMITED	United Kingdom
HANDIGAS SWAZILAND (PTY) LIMITED	Eswatini
HEALTH CARE SOLUTIONS AT HOME INC.	Delaware
HEAT GAS (PTY) LIMITED	Botswana
HICK, HARGREAVES AND COMPANY LIMITED	United Kingdom
HKO DEVELOPMENT COMPANY LIMITED	Hong Kong
Holox Inc.	Georgia
HOME-CARE EQUIPMENT NETWORK INC.	Delaware
Homelink Home Health Care	Arkansas
Hydromotive GmbH & Co. KG	Germany
Hydromotive Verwaltungs-GmbH	Germany
IGL (PTY) LIMITED	Namibia
IGL PROPERTIES (PTY) LIMITED	Namibia
INDONESIA POWER HOLDINGS LIMITED	United Kingdom
Industria Paraguaya de Gases S.R.L.	Paraguay
Industria Venezolana de Gas INVEGAS, S.C.A.	Venezuela
INDUSTRIAL & WELDING SUPPLIES (NORTH WEST) LTD	United Kingdom
INDUSTRIAL SUPPLIES & SERVICES LIMITED	United Kingdom
INVERTONE LIMITED	England & Wales
Ipes Industria de Produtos e Equipamentos de Solda Ltda.	Brazil
ISAS TRUST	South Africa
IWS (INDUSTRIAL & WELDING SUPPLIES) LIMITED	United Kingdom
Jianyang Linde Medical Gases Company Limited	China

Kelvin Finance Company Limited	Ireland
KEY PROOF INVESTMENTS LIMITED	British Virgin Islands
KIDDO INVESTMENTS (PTY) LIMITED	Botswana
Kiinteistö Oy Karakaasu	Finland
Kiinteistö Oy Karaportti	Finland
Kosmoid Finance Unlimited Company	Ireland
KTPV (THAILAND) LIMITED	Thailand
LANSING GROUP LIMITED	United Kingdom
LEEN GATE INDUSTRIAL & WELDING SUPPLIES (SCOTLAND) LIMITED	United Kingdom
LEENGATE INDUSTRIAL & WELDING SUPPLIES (NORTH EAST) LTD	United Kingdom
LEENGATE INDUSTRIAL & WELDING SUPPLIES LTD	United Kingdom
LESOTHO OXYGEN COMPANY (PTY) LIMITED	Lesotho
Lien Hwa Industrial HK Limited	Hong Kong
LINCARE HOLDINGS INC.	Delaware
LINCARE INC.	Delaware
LINCARE LICENSING INC.	Delaware
LINCARE OF CANADA ACQUISITIONS INC.	Delaware
LINCARE OF CANADA INC.	Ontario
LINCARE PHARMACY SERVICES INC.	Delaware
LINCARE PROCUREMENT INC.	Delaware
LINCARE PULMONARY REHAB MANAGEMENT, LLC	Delaware
Lincare Pulmonary Rehab Services of Missouri, LLC	Missouri
LINCARE PULMONARY REHAB SERVICES OF OHIO, LLC	Ohio
Linde (Australia) Pty. Ltd.	New South Wales
Linde (China) Investment Co., Ltd.	China
Linde (Hefei) Industrial Gas Co., Ltd.	China
Linde (Huizhou) Industrial Gas Co., Ltd.	China
Linde (Quanzhou) Carbon Dioxide Co. Ltd.	China
Linde (Shanghai) Electronic Gas Co., Ltd.	China
Linde (Shanghai) Industrial Gas Co., Ltd.	China
Linde (Shanghai) Semiconductor Gas Co., Ltd.	China
Linde (Shanghai) Specialty Gas Co., Ltd.	China
Linde (Thailand) Public Company Limited	Thailand
Linde Advanced Material Technologies Inc.	Delaware
Linde AMT Chonan Co., Ltd.	Korea (the Republic of)
Linde AMT GmbH	Germany
Linde AMT Italy S.r.l.	Italy
Linde AMT Mercus SAS	France
Linde AMT Schluechtern GmbH	Germany
Linde AMT Singapore Pte. Ltd.	Singapore
Linde AMT St-Etienne S.A.S.	France
Linde AMT Toulouse SAS	France
LINDE AMT UK LIMITED	United Kingdom
Linde Arabian Contracting Co., Ltd.	Saudi Arabia
Linde Arooxy (Xi'an) Life Science Co., Ltd.	China
Linde Bangladesh Limited	Bangladesh
LINDE BUSINESS SOLUTIONS CENTER PHILIPPINES, INC.	Philippines
LINDE CANADA HOLDINGS LIMITED	United Kingdom
Linde Canada Inc.	Canada

Linde Carbon Dioxide (Nanjing) Gas Co., Ltd.	China
Linde Carbonic Company Ltd., Shanghai	China
LINDE CRYOGENICS LIMITED	United Kingdom
LINDE CRYOPLANTS LIMITED	United Kingdom
Linde Ecuador S.A.	Ecuador
LINDE ELECTRONICS	France
Linde Electronics & Specialty Gases (Suzhou) Co Ltd.	China
Linde Electronics B.V.	Netherlands
Linde Electronics GmbH	Austria
Linde Electronics GmbH & Co. KG	Germany
Linde Electronics Verwaltungs GmbH	Germany
LINDE ELECTRONICS, S.L.	Spain
Linde Engineering (Dalian) Co. Ltd.	China
Linde Engineering (Malaysia) Sdn. Bhd.	Malaysia
Linde Engineering APAC Co., Ltd.	China
Linde Engineering India Private Limited	India
Linde Engineering Korea Ltd.	Korea (the Republic of)
Linde Engineering Middle East LLC	United Arab Emirates
Linde Engineering North America LLC	Delaware
Linde Engineering South Africa (Pty) Ltd.	South Africa
Linde Engineering US LLC	Delaware
Linde EOX Sdn. Bhd.	Malaysia
Linde Euro Finance UK Limited	England & Wales
LINDE FINANCE	United Kingdom
Linde Finance B.V.	Netherlands
Linde Finance UK Limited	England & Wales
LINDE FRANCE	France
LINDE GAS & EQUIPMENT INC.	Delaware
Linde Gas (Anhui) Co., Ltd.	China
Linde Gas (Guangxi) Co., Ltd.	China
Linde Gas (Guangzhou) Co., Ltd.	China
Linde Gas (H.K.) Limited	Hong Kong
Linde Gas (Hainan) Co., Ltd.	China
Linde Gas (Jiangxi) Co., Ltd.	China
Linde Gas (Jiaxing) Co., Ltd.	China
Linde Gas (Jining) Co., Ltd.	China
Linde Gas (Kunshan) Co., Ltd.	China
Linde Gas (Qingdao) Co., Ltd.	China
Linde Gas (Tianjin) Co., Ltd.	China
Linde Gas (Tongling) Co., Ltd.	China
Linde Gas (Wuhan) Co., Ltd.	China
Linde Gas (Yangzhou) Co., Ltd.	China
Linde Gas (Zhengzhou) Co.,Ltd	China
Linde Gas (Zhenjiang) Co., Ltd.	China
Linde Gas a.s.	Czech Republic
Linde Gas A/S	Denmark
Linde Gas AB	Sweden
Linde Gas Algerie S.p.A.	Algeria
LINDE GAS AS	Norway

Linde Gas Asia Pte Ltd	Singapore
Linde Gas Belgium NV	Belgium
Linde Gas Benelux B.V.	Netherlands
Linde Gas Bulgaria EOOD	Bulgaria
Linde Gas Chile S.A.	Chile
Linde Gas Cryoservices B.V.	Netherlands
Linde Gas Curaçao N.V.	Curaçao
LINDE GAS DOMINICANA, S.R.L.	Dominican Republic
Linde Gas ehf.	Iceland
LINDE GAS ESPAÑA SOCIEDAD ANONIMA	Spain
Linde Gas GmbH	Austria
LINDE GAS HOLDINGS LIMITED	United Kingdom
Linde Gas Italia S.r.l.	Italy
LINDE GAS MIDDLE EAST LLC	United Arab Emirates
Linde Gas Ningbo Ltd.	China
Linde Gas Products Malaysia Sdn. Bhd.	Malaysia
Linde Gas Produktionsgesellschaft mbH & Co. KG	Germany
Linde Gas s. r. o.	Slovakia
Linde Gas SIA	Latvia
Linde Gas Singapore Pte. Ltd.	Singapore
Linde Gas Southeast (Xiamen) Ltd.	China
LINDE GAS SRBIJA Industrija gasova a.d. Bečej	Serbia
Linde Gas Therapeutics Benelux B.V.	Netherlands
Linde Gas Therapeutics GmbH	Germany
Linde Gas Tunisie S.A.	Tunisia
Linde Gas UAB	Lithuania
Linde Gas Verwaltungs GmbH	Germany
Linde Gas Vietnam Limited	Vietnam
Linde Gas Xiamen Ltd.	China
Linde Gas Zhenhai Ltd.	China
Linde Gases (Changzhou) Company Limited	China
Linde Gases (Chengdu) Co., Ltd.	China
Linde Gases (Hefei) Co., Ltd.	China
Linde Gases (Langfang) Co., Ltd.	China
Linde Gases (Meishan) Co., Ltd.	China
Linde Gases (Nanjing) Company Limited	China
Linde Gases (Shanghai) Co., Ltd.	China
Linde Gases (Suzhou) Company Limited	China
Linde Gases (Taixing) Co., Ltd.	China
Linde Gases (Xuzhou) Company Limited	China
Linde Gases (Yantai) Co., Ltd.	China
Linde Gases (Zhangzhou) Co., Ltd.	China
Linde Gases Daxie Company Limited	China
Linde Gases Moçambique, Limitada	Mozambique
Linde Gaz Anonim Şirketi	Turkey
Linde Gáz Magyarország Zrt.	Hungary
LINDE GAZ POLSKA Spółka z o.o.	Poland
LINDE GAZ ROMANIA S.R.L.	Romania
Linde Global IT Services s. r. o.	Slovakia

LINDE GLOBAL SERVICES PHILIPPINES, INC.	Philippines
LINDE GLOBAL SERVICES PORTUGAL, UNIPESSOAL LDA	Portugal
LINDE GLOBAL SERVICES ROMANIA S.R.L.	Romania
Linde Global Support Services Private Limited	India
Linde GmbH	Germany
Linde Gulf Industrial Gases LLC	Oman
Linde H2 Energy Co., Ltd.	Korea (the Republic of)
LINDE HADJIKYRIAKOS GAS LIMITED	Cyprus
Linde Healthcare AB	Sweden
Linde Healthcare España, S.L. Unipersonal	Spain
LINDE HELIUM HOLDINGS LIMITED	United Kingdom
LINDE HELIUM M E FZCO	United Arab Emirates
Linde Hellas Monoprosopi E.P.E.	Greece
Linde Hidrógeno, S.A. de C.V.	Mexico
Linde HKO Limited	Hong Kong
Linde Holding GmbH	Germany
Linde Holdings Netherlands B.V.	Netherlands
Linde Holdings Netherlands No.3 B.V.	Netherlands
Linde Holdings New Zealand Limited	New Zealand
Linde Holdings SAS	France
Linde Holdings, LLC	Delaware
LINDE HOMECARE FRANCE	France
Linde Huachang (Zhangjiagang) Gas Co. Ltd.	China
Linde HyCO Limited	Thailand
LINDE HYDROGEN FUELTECH (DALIAN) CO.,LTD.	China
Linde Hydrogen FuelTech GmbH	Austria
Linde Inc.	Delaware
LINDE INDIA LIMITED	India
LINDE INDUSTRIAL GASES (MALAYSIA) SDN. BHD.	Malaysia
Linde Industries Pvt. Ltd.	Bangladesh
Linde Inversiones S.R.L.	Peru
LINDE INVESTMENTS FINLAND OY	Finland
LINDE INVESTMENTS LLC	Delaware
LINDE INVESTMENTS No.1 LIMITED	United Kingdom
Linde Jubail Industrial Gases Factory LLC	Saudi Arabia
Linde Korea Co., Ltd.	Korea (the Republic of)
Linde Kryotechnik AG	Switzerland
Linde Lienhwa China Holding Co., Ltd.	China
Linde Lienhwa Gases (BeiJing) Co., Ltd.	China
Linde Lienhwa Gases (Chengdu) Co., Ltd.	China
Linde Lienhwa Gases (Shanghai) Co., Ltd.	China
Linde Lienhwa Gases (Wuhan) Co., Ltd	China
Linde Lienhwa Industrial Gases (Beijing) Co., Ltd.	China
Linde Lienhwa Industrial Gases (Xianyang) Co., Ltd.	China
LINDE MALAYSIA HOLDINGS BERHAD	Malaysia
LINDE MALAYSIA SDN. BHD.	Malaysia
Linde Médica, S.L.	Spain
LINDE MEDICAL SERVICES MIDDLE EAST LLC	United Arab Emirates
LINDE MEDICALE Srl	Italy

LINDE MEDICINAL, S.L.	Spain
Linde Meishan (Nanjing) Gas Co., Ltd.	China
Linde Nanjing Chemical Industrial Park Gases Co., Ltd.	China
LINDE NORTH AMERICA HOLDINGS LIMITED	United Kingdom
LINDE O&M ISRAEL LTD	Israel
Linde Österreich Holding GmbH	Austria
LINDE PERU S.R.L.	Peru
LINDE PHILIPPINES (SOUTH), INC.	Philippines
LINDE PHILIPPINES, INC.	Philippines
LINDE PORTUGAL, LDA	Portugal
Linde Process Plants Canada Inc.	Canada
Linde Puerto Rico B.V.	Netherlands
Linde Qiangsheng Gases (Nanjing) Co., Ltd.	China
LINDE ROC SDN. BHD.	Malaysia
Linde RSS LLC	Delaware
Linde Russia UK Limited	England & Wales
LINDE SAÚDE, LDA	Portugal
Linde Schweißtechnik GmbH	Germany
Linde Services Canada Inc.	Canada
Linde Services Inc.	Texas
LINDE SOUTH AFRICA (PTY) LTD	South Africa
Linde South Asia Services Private Limited	India
LINDE SPECIAL PROJECTS LLC	Delaware
LINDE SSC S. DE R.L. DE C.V.	Mexico
Linde Sverige AB	Sweden
LINDE UK HOLDINGS LIMITED	United Kingdom
LINDE UK PRIVATE MEDICAL TRUSTEES LIMITED	United Kingdom
Linde Uruguay Limitada	Uruguay
Linde Vietnam Limited Company	Vietnam
LindeGas Holding Sweden AB	Sweden
Linde-Navoiy LLC	Uzbekistan
LINDE-NIPIGAS Engineering GmbH - in liquidation as of 01/04/2023	Germany
LINDE-SINOCHEM (QUANZHOU) GASES CO., LTD	China
Liquid Carbonic Corporation	Delaware
Liquid Carbonic del Paraguay S.A.	Paraguay
Liquido Carbonico Colombiana S.A.	Colombia
LPM, S.A. de C.V.	Mexico
LUCK STREAM Co., Ltd.	Taiwan (Province of China)
Madison Gas LLC	Delaware
Maple Respiratory I.P.S. S.A.S.	Colombia
Mastercrio Transportes Ltda.	Brazil
Maverick Healthcare Group L.L.C.	Arizona
Maverick Healthcare Holdings II, Inc.	Delaware
mdINR, LLC	Delaware
Medical Gases S. R. L.	Argentina
MEDIMATICS LLC	Delaware
MEDISHIELD	United Kingdom
MEDISPEED	United Kingdom
Michigan Industrial Gases Inc.	Michigan

MidSouth Distribution, Inc.	Texas
MIG Production Company Limited	Thailand
Miller Industrial Gases, LLC	Michigan
Miller Welding Supply Company	Michigan
MRB ACQUISITION CORP.	Florida
MTA GmbH Medizin-Technischer-Anlagenbau	Germany
Murray Hill LLC	Delaware
Naamloze Vennootschap Linde Gas Benelux	Netherlands
NAMOX Namibia (PTY) LIMITED	Namibia
Nanjing Linde Nanlian Industrial Gas Co., Ltd.	China
NASIONALE SWEISWARE (PTY) LTD	South Africa
NEW SINO GASES COMPANY LIMITED	Hong Kong
nexAir Carbonic, LLC	Mississippi
nexAir Production, LLC	Tennessee
nexAir Southeast, LLC	Delaware
nexAir, LLC	Tennessee
NICOWELD (PTY) LIMITED	South Africa
Nitropet, S.A. de C.V.	Mexico
NORLIC AB	Sweden
Northeast Pennsylvania Alliance, LLC	Pennsylvania
NoxBox Ltd	United Kingdom
NuCO2 Inc.	Delaware
NuCO2 LLC	Delaware
NuCO2 Management LLC	Delaware
NuCO2 Supply LLC	Delaware
OCAP CO2 B.V.	Netherlands
OPTIGEN, INC.	Florida
Option One Home Medical Equipment, Inc.	California
Oxigenos de Colombia Ltda.	Colombia
Oy Linde Gas Ab	Finland
P.T. Gresik Gases Indonesia	Indonesia
P.T. Gresik Power Indonesia	Indonesia
PACIFIC ENGINEERING SUPPLIES PTY LIMITED	New South Wales
PanGas AG	Switzerland
Park Infusion Care GP, LLC	Delaware
Park Infusion Care, LP	Texas
Patient Support Services, Inc.	Texas
PG Technologies Pte Ltd.	Singapore
PG Technologies, LLC	Delaware
Piedmont Medical Equipment	South Carolina
Praxair (Beijing) Semiconductor Gases Co., Ltd.	China
Praxair (China) Investment Co., Ltd.	China
Praxair (Taiwan) Co., Ltd.	Taiwan, Province of China
Praxair (Thailand) Company Limited	Thailand
Praxair Argentina S.R.L.	Argentina
Praxair Asia, Inc.	Delaware
Praxair Bahrain BSC C	Bahrain
Praxair Belgium BVBA	Belgium
Praxair Bolivia Srl	Bolivia (Plurinational State of)

Praxair Chemax Semiconductor Materials Co. Ltd.	Taiwan, Province of China
Praxair Chile Ltda.	Chile
Praxair Colonia Limitada	Uruguay
Praxair Costa Rica, S.A.	Costa Rica
Praxair do Brasil Ltda.	Brazil
Praxair Euroholding B.V.	Netherlands
Praxair Fray Bentos S.C.A.	Uruguay
Praxair Gases Industriales Ltda.	Colombia
Praxair Holding Latinoamerica SARL	Luxembourg
Praxair Holdings International, Inc.	Delaware
Praxair Huayi (Chongqing) Industrial Gases Co., Ltd.	China
Praxair Hydrogen Supply, Inc.	Delaware
Praxair India Private Limited	India
Praxair International Finance Unlimited Company	Ireland
Praxair Investments B.V.	Netherlands
Praxair Latin America Holdings LLC	Delaware
Praxair Mexico, S. de R.L. de C.V.	Mexico
Praxair Offshore Services Limited	United Kingdom
Praxair Pacific Ltd.	Mauritius
Praxair Panama S.A.	Panama
Praxair Partnership	Delaware
Praxair Plainfield, Inc.	Delaware
Praxair Puerto Rico LLC	Delaware
Praxair Republica Dominicana, SRL	Dominican Republic
Praxair S. T. Technology, Inc.	Delaware
Praxair Services (UK) Limited	England & Wales
Praxair Ship II AS	Norway
Praxair Surface Technologies Arabia for Coating LLC	Saudi Arabia
Praxair Surface Technologies K.K.	Japan
Praxair Surface Technologies Montreal L.P.	New Brunswick
Praxair Switzerland GmbH	Switzerland
Praxair Technology, Inc.	Delaware
Preferred Acquisitions Corp.	Delaware
Preferred Homecare Infusion, L.L.C.	Arizona
PREMIER MEDICAL CORPORATION	Colorado
PRIESTLEY COMPANY LIMITED	Bermuda
Private Joint Stock Company "Linde Gas Ukraine"	Ukraine
Production Praxair Canada Inc.	Canada
PS Chem Co., Ltd.	Korea (the Republic of)
PSG Co., Ltd.	Korea (the Republic of)
PT. LINDE INDONESIA	Indonesia
PULMOREHAB LLC	Delaware
RAYONG ACETYLENE LIMITED	Thailand
Raytel Cardiac Services, Inc.	Delaware
RCS MANAGEMENT CORPORATION	Delaware
RCS MANAGEMENT HOLDING COMPANY	Delaware
RDC GASES & WELDING (DRL) LIMITED	Congo, The Democratic Republic of the
Remote Connected Care LLC	Delaware
REPTILE INVESTMENT NINE (PTY) LIMITED	Namibia

REPTILE INVESTMENT TEN (PTY) LIMITED	Namibia
ROCK INDUSTRIAL & WELDING SUPPLIES LIMITED	United Kingdom
ROYAL SOUTHMEADOWS, INC.	Philippines
RRS (FEBRUARY 2004) LIMITED	United Kingdom
Ruppco, Inc.	Delaware
RYVAL GAS LIMITED	United Kingdom
Saudi Industrial Gas Company	Saudi Arabia
Selas-Linde GmbH	Germany
SELECT LOGISTICS AND TRANSPORT PTY LTD	New South Wales
SELOX, INC	Tennessee
SERMATEC VIETNAM COMPANY LIMITED	Vietnam
Sermatech International Canada Corp.	Delaware
Sermatech International Canada GP LLC	Delaware
SERVICIOS DE OPERACIONES DE NITRÓGENO, S.A. DE C.V.	Mexico
Shanghai Baoshan Linde Gas Co., Ltd.	China
Shanghai Jinshan Linde Gas Product Co., Ltd.	China
Shanghai Linde Yidian Gas Co., Ltd.	China
Shared Care of West Branch, LLC	Michigan
SKTY (Thailand) Limited	Thailand
Sleepcair, Inc.	Kansas
SMS HOLDINGS (DELAWARE), INC.	Delaware
SMS HOLDINGS, INC.	Delaware
Solucoes em Gases Industriais Ltda.	Brazil
SOUTH PACIFIC WELDING GROUP PTY LIMITED	New South Wales
South Park Welding Supplies, L.L.C.	Michigan
SPALDING HAULAGE LIMITED	United Kingdom
SPECIALIZED MEDICAL SERVICES, INC.	Wisconsin
Spectra Gases (Shanghai) Trading Co., LTD.	China
Spectra Gases Limited	United Kingdom
STORESHIELD LIMITED	United Kingdom
Sure/Arc Welding Supply (1977) Ltd.	Canada
Suzhou Industrial Park Linde Gas Co., Ltd.	China
Svenska Aktiebolaget Gasaccumulator	Sweden
Svets Gas Aktiebolag	Sweden
T.I.G. TRADING LIMITED	Thailand
Technical Gas S.A. (In Liquidation)	Venezuela
Thai Carbonic Company, Ltd.	Thailand
The BOC Group B.V.	Netherlands
THE BOC GROUP LIMITED	United Kingdom
THE BRITISH OXYGEN COMPANY LIMITED	United Kingdom
The National Medical Rentals, Inc.	Arkansas
TIAMONT PTY LIMITED	New South Wales
TK-Teollisuuskaasut Oy	Finland
TOO Linde Gaz Kazakhstan	Kazakhstan
TRANSHIELD	United Kingdom
UNIGAS JOINT VENTURE PARTNERSHIP	Victoria
Vision Energy Group LLC	Oklahoma
Wasserstoffkonsortium Alstom-Linde Bremervörde GbR	Germany

WELDER EQUIPMENT SERVICES LIMITED	United Kingdom
WELDING PRODUCTS HOLDINGS LIMITED	United Kingdom
Westair Cryogenics Company	Delaware
Westair Gas and Equipment, L.P.	Texas
White Martins & White Martins - Comércio e Serviços S.à.r.l.	Luxembourg
White Martins Gases Industriais do Nordeste Limitada	Brazil
White Martins Gases Industriais do Norte Limitada	Brazil
White Martins Gases Industriais Ltda.	Brazil
White Martins Participações Ltda.	Brazil
White Martins Pecem Gases Industriais Ltda.	Brazil
White Martins Steel Gases Industriais Ltda.	Brazil
WM Transporte de Gases Ltda.	Brazil
Yateem Oxygen W.L.L.	Bahrain
Zamalight Holdco LLC	Delaware